Waddell & Reed Advisors Funds

Supplement dated December 9, 2011 to the following

Summary Prospectuses of Waddell & Reed Advisors Funds:

The Summary Prospectuses dated October 31, 2011 (as each may be amended or supplemented) for the following Funds:	The Summary Prospectuses dated January 31, 2011 (as each may be amended or supplemented) for the following Funds:

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

This supplement provides new and additional information beyond that contained in each Summary Prospectus and should be read in conjunction with each Summary Prospectus.

Effective January 1, 2012, the Fund no longer will impose a redemption fee. Accordingly, all references in this Summary Prospectus to redemption fees, including in the expense table, are deleted effective as of that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE